Exhibit 23.1      Consent of Muldoon, Murphy & Faucette

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                                     CONSENT




         We hereby  consent to the  references to this firm in the  Registration
Statement on Form SB-2 filed by Annapolis National Bancorp, Inc. and all amendments.


                                       MULDOON, MURPHY & FAUCETTE



Dated this ____ day of
____________, 1997